KEELEY FUNDS, INC.

Supplement dated May 22, 2015 to the

Statement of Additional Information dated January 31, 2015

Effective May 29, 2015, the Statement of Additional Information is amended as follows:

•	Beginning on page 31, the first seven paragraphs in the section titled “Portfolio Managers” are deleted in their entirety and replaced with the following:

Mr. Kevin M. Chin is a Lead Portfolio Manager of Small Cap Value Fund, Small-Mid Cap Value Fund, Mid Cap Value Fund, and the equity investments of Alternative Value Fund. As of September 30, 2014, Mr. Chin managed 677 other accounts, which had assets of approximately $1.6 billion. None of those accounts provide for a performance-based fee.

Mr. Brian R. Keeley is a Lead Portfolio Manager of Small Cap Value Fund, Small-Mid Cap Value Fund, Mid Cap Value Fund and the equity investments of Alternative Value Fund. In addition, Mr. Brian R. Keeley is a Portfolio Manager of All Cap Value Fund. As of September 30, 2014, Mr. Brian R. Keeley managed 691 other accounts, which had assets of approximately $1.6 billion. None of those accounts provide for a performance-based fee.

John L. Keeley, Jr. is a Portfolio Manager of Small Cap Value Fund, Small-Mid Cap Value Fund, Mid Cap Value Fund, All Cap Value Fund and of the equity investments of Alternative Value Fund. He also acts as portfolio manager for 695 other accounts, which had assets of approximately $1.6 billion as of September 30, 2014. Included in those accounts are 2 pooled investment vehicles, which had assets of $4.9 million. One of the pooled investment vehicles, which had assets of $2.6 million as of September 30, 2014, provides for a performance-based fee.

Mr. Edwin C. Ciskowski is the Lead Portfolio Manager of All Cap Value Fund. As of September 30, 2014, Mr. Ciskowski managed 14 other accounts, which had assets of approximately $54 million. None of those accounts provide for a performance-based fee.

Mr. Thomas E. Browne, Jr. is the Lead Portfolio Manager of Small Cap Dividend Value Fund and Mid Cap Dividend Value Fund. As of September 30, 2014, Mr. Browne managed 2 other accounts, which had assets of approximately $4 million. Neither of those accounts provide for a performance-based fee.

Mr. Brian P. Leonard is a Portfolio Manager of Small Cap Dividend Value Fund and Mid Cap Dividend Value Fund. As of September 30, 2014, Mr. Leonard managed 2 other accounts, which had assets of approximately $4 million. Neither of those accounts provide for a performance-based fee.

Mr. Egor N. Rybakov is the Lead Portfolio Manager of International Small Cap Value Fund. As of December 31, 2014, Mr. Rybakov managed one other account, which had assets of approximately $0.9 million. It did not provide for a performance-based fee.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE